UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020 (September 25, 2020)

SMTC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31051	98-0197680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Woodbine Avenue Markham, Ontario,		CANADA L3R 4G8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (905) 479-1810

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTX	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement

On September 25, 2020, SMTC Corporation, a Delaware corporation (the “Company”), entered into that certain Fifth Amendment to the Amended and Restated Revolving Credit and Security Agreement (“PNC Amendment”), by and among the Company, SMTC Manufacturing Corporation of California, a California corporation (“SMTC California”), SMTC Mex Holdings, Inc., a Delaware corporation (“SMTC Mex”), HTM Holdings, Inc., a Delaware corporation (“HTM”), MC Test Service, Inc., a Florida corporation (“MC Test”), MC Assembly International LLC, a Delaware limited liability company (“MC Assembly International”), MC Assembly LLC, a Delaware limited liability company (“MC Assembly” and together with the Company, SMTC California, SMTC Mex, HTM, MC Test and MC Assembly International, and each other person joined thereto as a borrower from time to time, the “Borrowers”), the financial institutions party to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019), as amended on August 8, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on August 12, 2019), as amended on September 27, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on October 2, 2019), as amended on June 26, 2020 (as disclosed on the Company’s Current Report on Form 8-K filed on June 29, 2020) (such agreement, the “PNC Agreement” and, such lenders thereto, the “PNC Lenders”), and PNC Bank, National Association (“PNC”), as agent for the PNC Lenders (in such capacity, the “Agent”), which governs the credit facilities among the Borrowers, the PNC Lenders and PNC (the “PNC Facilities”).

The PNC Amendment, among other things, (i) amends the definition of “Consolidated EBITDA” by permitting an addback for non-recurring labor costs, temporary employee bonuses to reduce absenteeism, personal protective equipment costs, facility sanitation costs, and excess freight and logistics costs, not to exceed an additional $1,500,000 for the fiscal quarter ended September 27, 2020, and (ii) provides for borrowings of up to $2,000,000 million on certain consigned assets.

The foregoing description of the PNC Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the PNC Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sixth Amendment to Financing Agreement

On September 25, 2020, the Company entered into that certain Amendment No. 6 to the Financing Agreement (the “TCW Amendment”), by and among the Company, each person that is a borrower under that certain Financing Agreement, dated as of November 8, 2018 (as disclosed on the Company’s Current Report on Form 8-K filed on November 9, 2018), as amended on March 29, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on April 4, 2019), as amended on July 3, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on July 5, 2019), as amended on August 8, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on August 12, 2019), as amended on September 27, 2019 (as disclosed on the Company’s Current Report on Form 8-K filed on October 2, 2019), as amended on June 26, 2020 (as disclosed on the Company’s Current Report on Form 8-K filed on June 29, 2020) (as amended to date, the “Financing Agreement”), each other loan party that is a party to the Financing Agreement, each financial institution that is a party to the Financing Agreement (collectively, the “TCW Lenders”), TCW Asset Management Company LLC, as administrative agent for the TCW Lenders (in such capacity, the “Administrative Agent”), and TCW Asset Management Company LLC, as collateral agent for the TCW Lenders.

The TCW Amendment, among other things, amends the definition of “Consolidated EBITDA” by permitting an addback for non-recurring labor costs, temporary employee bonuses to reduce absenteeism, personal protective equipment costs, facility sanitation costs, and excess freight and logistics costs, not to exceed an additional $1,500,000 million for the fiscal quarter ended September 27, 2020.

The foregoing description of the TCW Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TCW Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement, by and among SMTC Corporation, SMTC Manufacturing Corporation of California, SMTC Mex Holdings, Inc., HTM Holdings, Inc., MC Test Service, Inc., MC Assembly International LLC, MC Assembly LLC, the financial institutions party thereto and PNC Bank, National Association, as agent for the lenders, dated September 25, 2020. * †

10.2

Amendment No. 6 to Financing Agreement, by and among SMTC Corporation, the borrowers party thereto, each other loan party thereto, the lenders party thereto, TCW Asset Management Company LLC, as administrative agent for the lenders, and TCW Asset Management Company LLC, as collateral agent for the lenders, dated September 25, 2020.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†

Pursuant to Item 602(b)(2) of Regulation S-K, certain immaterial provisions of the agreement that would likely cause competitive harm to the Company if publicly disclosed have been redacted or omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMTC CORPORATION

Date: September 28, 2020	By:	/s/ Edward Smith
Edward Smith
President and Chief Executive Officer

3